HENDERSON GLOBAL FUNDS

Henderson European Focus Fund

Supplement dated July 3, 2014
to the Prospectus and Summary Prospectus dated November 30, 2013

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.

Effective as of the close of business on October 31, 2014, the Henderson European Focus Fund (the “Fund”) will be closed to new purchases, except as follows:

•
Shareholders of record of the Fund as of October 31, 2014 are able to: (1) add to their existing Fund accounts through subsequent purchases or through exchanges from other Henderson Global Funds, and (2) reinvest dividends or capital gains distributions in the Fund from shares owned in the Fund;

•	Trustees of the Henderson Global Funds or employees of Henderson Global Investors (North America) Inc. (the Fund’s investment adviser);
•	Fee-based advisory programs may continue to utilize the Fund for new and existing program accounts;
•	Purchases through an employee retirement plan whose records are maintained by a trust company or plan administrator;
•	Current and future Henderson Global Funds which are permitted to invest in other Henderson Global Funds may purchase shares of the Fund.

The Fund is taking this step to facilitate management of the Fund’s portfolio.  The Fund reserves the right to re-open to new investors or to make additional exceptions or otherwise modify the foregoing closure policy at any time (including establishing an earlier closing date) and to reject any investment for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.